SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement         [ ]    Confidential, for Use of the
[X]    Definitive Proxy Statement                 Commission Only (as permitted
[ ]    Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to
       240.14a-11(c) or 240.14a-12

                     WESTERN ASSET/CLAYMORE INFLATION-LINKED
                           OPPORTUNITIES & INCOME FUND

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2)      Aggregate number of securities to which transaction applies:

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              computed pursuant to Exchange Act Rule 0-11 (Set forth the
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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


                    WESTERN ASSET/CLAYMORE INFLATION-LINKED
                          OPPORTUNITIES & INCOME FUND
                                  (NYSE -- WIW)
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 25, 2010

--------------------------------------------------------------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE INFLATION-LINKED
OPPORTUNITIES & INCOME FUND

          The Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the "Fund") will be held at the offices of Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Tuesday, May 25, 2010 at 2:30 p.m., Central time, for the following purposes:

     (1) Electing two Class III Trustees, to hold office for the term indicated; and

     (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.


          The Board of Trustees has fixed the close of business on March 26, 2010 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                               By Order of the Board of Trustees

                                                /s/ Melissa J. Nguyen, Secretary

Pasadena, California
April 14, 2010

          SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    WESTERN ASSET/CLAYMORE INFLATION-LINKED
                          OPPORTUNITIES & INCOME FUND
                          385 East Colorado Boulevard
                           Pasadena, California 91101

                                PROXY STATEMENT

          The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 25, 2010 at 2:30 p.m., Central time (the "Annual Meeting"), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, shareholders will be asked to consider the re-election of each of Ronald E. Toupin, Jr. and
R. Jay Gerken to the Board of Trustees of the Fund. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about April 16, 2010.

          The Board of Trustees has fixed the close of business on March 26, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value (the "Shares"). The Shares constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

          Shareholders of the Fund as of the close of business on March 26, 2010 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights.

          Thirty percent of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy, including a proxy given by telephone, may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date (including a proxy given by telephone) or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

          The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies by the Board of Trustees will be borne by the Fund.

          Abstentions and "broker non-votes" (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

          R. Jay Gerken, Kevin M. Robinson and Melissa J. Nguyen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Gerken and Ms. Nguyen are each officers of the Fund, and Mr. Gerken is also a Trustee of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Fund, the nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except when a different vote is required by any provision of law or the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") or Bylaws, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting will decide any questions and a plurality of Shares voted shall elect a Trustee.

                             HOW TO SUBMIT A PROXY

          Shareholders of record may submit a proxy in respect of their shares by using any of the following methods:

          By Telephone. Submit a proxy by calling the toll-free telephone number printed on the proxy card. The proxy card should be in hand when making the call. Easy-to-follow voice prompts allow the shareholder of record to authenticate his or her identity by entering the validation numbers printed on the enclosed proxy card, provide voting instructions for the shares, and confirm that the instructions have been properly recorded.

          Please see the instructions on the enclosed card for telephone touch-tone proxy submission. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call.

          By Mail. Shareholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

                                    PROPOSAL

                         ELECTION OF CLASS III TRUSTEES

          In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Shares: Class I, whose term will expire at the Fund's 2011 annual meeting of shareholders; Class II, whose term will expire at the Fund's 2012 annual meeting of shareholders; and Class III, whose term will expire at the Annual Meeting. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting will be elected for a three-year term.

          The following table sets forth the nominees who will stand for re-election at the Annual Meeting, the Class of Trustees to which he has been designated and the expiration of his term if elected:

-----------------------------------------------------------------
NOMINEE                CLASS       EXPIRATION OF TERM IF ELECTED*
-----------------------------------------------------------------
Ronald E. Toupin, Jr.  Class III   2013 Annual Meeting
-----------------------------------------------------------------
R. Jay Gerken          Class III   2013 Annual Meeting
-----------------------------------------------------------------
* Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.


          Under the Fund's classified Board structure, ordinarily only the Trustee(s) in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

          It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the re-election of Messrs. Toupin and Gerken. Each nominee has agreed to continue to serve if elected at the Annual Meeting. If a nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

          Information Regarding the Trustees. Information about the Trustees and nominees, including their ages as of February 1, 2010, is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Messrs. Toupin and Gerken are nominees for election at the Annual Meeting.

                                                                            NUMBER OF
                                                                           PORTFOLIOS                     SHARES OF
                                  TERM OF                                    IN FUND        OTHER          THE FUND
                  POSITION(S)    OFFICE AND         PRINCIPAL                COMPLEX*   DIRECTORSHIPS   BENEFICIALLY
                     HELD          LENGTH          OCCUPATIONS             OVERSEEN BY     HELD BY         OWNED ON
                    WITH           OF TIME          DURING THE              TRUSTEE OR    TRUSTEE OR      FEBRUARY 1,
NAME AND AGE        FUND           SERVED          PAST 5 YEARS               NOMINEE      NOMINEE*          2010
----------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees

Michael Larson    Trustee and      Term           Chief Investment               2      Pan American         4,547**
50                Chairman of      expires in     Officer for William H.                Silver Corp.
                  the Board of     2011;          Gates III (1994--present).            (1999--present);
                  Trustees(1)(2)   served since                                         Republic Services,
                                   September                                            Inc. (2009-present);
                                   2004                                                 Grupo Televisa,
                                                                                        S.A.B. (2009-
                                                                                        present).

Ronald A.         Trustee(1)(2)    Term           Partner of Nyberg &            47     None                   711***
Nyberg                             expires        Cassioppi, LLC, a law firm
56                                 in 2012;       specializing in Corporate
                                   served         Law, Estate Planning and
                                   since          Business Transactions
                                   January        (2000-present). Formerly,
                                   2004           Executive Vice President,
                                                  General Counsel, and Corporate
                                                  Secretary of Van Kampen
                                                  Investments (1982-1999).

Ronald E.         Nominee and      Term           Retired. Formerly Vice         44     None                   None
Toupin, Jr.       Trustee(1)(2)    expires at     President, Manager and
51                                 the Annual     Portfolio Manager of
                                   Meeting;       Nuveen Asset Management
                                   served         (1998-1999), Vice President
                                   since          of Nuveen Investment
                                   January        Advisory Corporation
                                   2004           (1993-1999), Vice President
                                                  and Manager of Nuveen Unit
                                                  Investment Trusts (1991-1999),
                                                  and Assistant Vice President
                                                  and Portfolio Manager of
                                                  Nuveen Unit Investment
                                                  Trusts (1988-1999), each
                                                  of John Nuveen & Company,
                                                  Inc. (1982-1999).

                                                                             NUMBER OF
                                                                            PORTFOLIOS                     SHARES OF
                                   TERM OF                                    IN FUND        OTHER          THE FUND
                  POSITION(S)    OFFICE AND         PRINCIPAL                 COMPLEX*   DIRECTORSHIPS   BENEFICIALLY
                    HELD           LENGTH          OCCUPATIONS              OVERSEEN BY     HELD BY         OWNED ON
                    WITH           OF TIME          DURING THE               TRUSTEE OR    TRUSTEE OR      FEBRUARY 1,
NAME AND AGE        FUND           SERVED          PAST 5 YEARS                NOMINEE      NOMINEE*          2010
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Interested Trustee

R. Jay Gerken     Nominee,         Term           Managing Director of          147        None             2,184
58(3)             Trustee and      expires at     Legg Mason & Co.,
                  President        the Annual     Chairman, President and
                                   Meeting;       Chief Executive Officer
                                   served         of certain mutual funds
                                   since          associated with Legg
                                   March 2007     Mason & Co., LLC
                                                  ("Legg Mason & Co.") or
                                                  its affiliates (2005-present);
                                                  President of Legg Mason
                                                  Partners Fund Advisor,
                                                  LLC ("LMPFA")
                                                  (2006-present);
                                                  Chairman of Smith
                                                  Barney Fund Management
                                                  LLC and Citi Fund
                                                  Management Inc.
                                                  (2002-2005); Chairman,
                                                  President and Chief
                                                  Executive Officer of
                                                  Travelers Investment
                                                  Adviser, Inc. (2002-2005).

(1)  Member of the Audit Committee of the Board of Trustees.

(2)  Member of the Governance and Nominating Committee of the Board of Trustees.

(3) Mr. Gerken is an "interested person" (as defined above) of the Fund because of his position as President of the Fund, and his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Fund's investment managers, Western Asset Management Company ("Western Asset"), Western Asset Management Company Pte. Ltd., Western Asset Management Company Limited and Western Asset Management Company Ltd (together, the "Investment Managers").

* Each Trustee also serves as a Trustee of Western Asset/Claymore Inflation-Linked Securities & Income Fund, a closed-end investment company. Western Asset serves as investment adviser to Western Asset/Claymore Inflation-Linked Securities & Income Fund. Messrs. Nyberg and Toupin also serve as Trustees of Claymore Dividend & Income Fund, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call & Equity Strategy Fund, Fiduciary/Claymore MLP Opportunity Fund, Old Mutual/Claymore Long-Short Fund and Claymore/Guggenheim Strategic Opportunities Fund, each of which is a closed-end management investment company, Claymore Exchange-Traded Fund Trust (consisting of 19 separate portfolios) and Claymore Exchange-Traded Fund Trust 2 (consisting of 16 separate portfolios), each of which is an open-end management investment company managed by Claymore Advisors, LLC (the "Investment Adviser"). Additionally, Mr. Nyberg serves as Trustee for Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund and Advent/Claymore Global Convertible Securities & Income Fund, each of which is a closed-end investment company managed by the Investment Adviser. Mr. Gerken serves as Trustee or Director of 147 open- and closed-end management investment companies associated with Legg Mason & Co. or its affiliates. Each of these funds is considered part of the same Fund Complex as the Fund.

** As discussed below under "Share Ownership Information", Mr. Larson disclaims beneficial ownership of the Shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

***  Mr. Nyberg shares voting and investment power with respect to these shares.

          Additional Information Concerning the Board of Trustees

          The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees' ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, Investment Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person's length of service as a Board member of the Fund; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Gerken, his status as not being an "interested person" (as defined in the 1940 Act) of the Fund; and, as to Mr. Gerken, his status as a representative of Legg Mason, the parent company of Western Asset. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

          Mr. Larson: Portfolio management expertise and experience, including his current position as Chief Investment Officer for William H. Gates III, with responsibility for all of Mr. Gates' non-Microsoft investments and all of the investments of the Bill & Melinda Gates Foundation Trust; prior significant experience overseeing fixed income investment strategies and making fixed income investment decisions at various investment management companies, including Harris Investment Management, Putnam Management Company and ARCO Investment Management Company; and experience as a board member of various businesses and other organizations.

          Mr. Nyberg: Business and legal expertise and experience, including significant experience with the regulatory requirements and other legal matters applicable to the investment management industry and closed-end funds such as the Fund as General Counsel for Van Kampen Investments; experience as a senior partner of a law firm; and experience serving on the boards of investment companies within the Investment Adviser's fund complex.

          Mr. Toupin: Portfolio management expertise and experience, including significant experience overseeing fixed income investment strategies and making fixed income investment decisions for investment companies within the Nuveen Investments fund complex, and experience serving on the boards of investment companies within the Investment Adviser's fund complex.

          Mr. Gerken: Investment management experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities, and experience serving on the boards of various investment companies.

          References to the qualifications, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman's independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee's chairperson works with management to set agendas for the meetings of the applicable Board committees). Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Investment Adviser and the Investment Managers. The Board also noted that 75% of its members are Independent Trustees. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund's investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Investment Adviser and the Investment Managers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and through oversight by the Board itself.

          The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Investment Managers, the affiliates of the Investment Adviser and Investment Managers, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's and Western Asset's CCO and Western Asset's chief risk officer, as well as various personnel of the Investment Adviser and the Investment Managers and other service providers such as the Fund's independent accountants, report to the Audit Committee and/or to the Board from time to time with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

          Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg and Toupin (Chairman). Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Managers and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The charter is not currently made available on the Fund's website.

          The Audit Committee of the Fund has submitted the following report:

          The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the Fund's last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 ("SAS No. 114", which supersedes SAS No. 61"). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Public Company Accounting Oversight Board rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the Fund's audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

          Ronald E. Toupin, Jr. (Chairman)
          Michael Larson
          Ronald A. Nyberg

          Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Managers, consisting of Messrs. Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was attached as Appendix A to the Fund's Proxy Statement dated April 11, 2008. The Fund's charter is not currently made available on the Fund's website.

          The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

          Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Trustee nominees, as a matter of practice the Committee typically considers the overall diversity of the Board's composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund's characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Trustees have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

          The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, Investment Managers, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

          The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

          Meetings. During 2009, the Board of Trustees held five meetings, the Audit Committee held three meetings and the Governance and Nominating Committee held five meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings. Each current Trustee attended the Fund's annual shareholder meeting in May 2009.

          Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

          Trustee Holdings. The following table states the dollar range of equity securities beneficially owned as of March 1, 2010 by each Trustee and nominee in the

Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."


                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                             SECURITIES IN ALL FUNDS OVERSEEN
                          DOLLAR RANGE             OR TO BE OVERSEEN BY
NAME OF                     OF EQUITY          TRUSTEE OR NOMINEE IN FAMILY
TRUSTEE/NOMINEE       SECURITIES IN THE FUND     OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------
                      Independent Trustees

Michael Larson          $50,001-$100,000              Over $100,000
Ronald A. Nyberg           $1-$10,000                 Over $100,000
Ronald E. Toupin, Jr.         None                         None

                        Interested Trustee

R. Jay Gerken           $10,001-$50,000              $50,001-$100,000


          Trustee Compensation. Trustees of the Fund who are not Independent Trustees receive no salary or fees from the Fund. Each Independent Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $5,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

          For the fiscal year ended December 31, 2009, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same "Fund Complex."


                                                                  TOTAL
                                  PENSION OR                  COMPENSATION
                                  RETIREMENT       ESTIMATED    FROM THE
                   AGGREGATE        BENEFITS        ANNUAL    FUND AND ITS
                 COMPENSATION     ACCRUED AS        BENEFITS  FUNC COMPLEX
 NAME OF TRUSTEE     FROM        PART OF FUND'S      UPON        PAID TO
   OR NOMINEE      THE FUND        EXPENSES        RETIREMENT   TRUSTEES(1)
---------------------------------------------------------------------------
                              Independent Trustees

Michael Larson      $29,500            $0              $0        $59,000
Ronald A. Nyberg    $27,500            $0              $0       $354,875
Ronald E. Toupin    $27,500            $0              $0       $298,375

                               Interested Trustee

R. Jay Gerken         $0               $0              $0          $0


(1) Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2009 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Larson, Nyberg, Toupin and Gerken serve as Trustees to 2, 47, 44 and 147 funds in the Fund Complex, respectively.

          During 2009, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, an Investment Manager or their respective affiliates.

          Required Vote. A plurality of the Shares voted at the Annual Meeting with respect to a particular Class of Trustees is required to elect a Trustee nominee as a member of that Class of Trustees. Thus, with respect to Class III, the Trustee nominees who receive the greatest number of votes properly cast with respect to the Class III Trustees will be elected as Class III Trustees. The Trustees unanimously recommend that shareholders vote to elect Messrs. Toupin and Gerken to the Board of Trustees, as Class III Trustees.

                     INFORMATION CONCERNING THE INVESTMENT
                        ADVISER, THE INVESTMENT MANAGERS
                            AND THE FUND'S OFFICERS

          The Investment Adviser is a subsidiary of Claymore Group Inc., a privately-held financial services company. The address of Claymore Group Inc. and the Investment Adviser is 2455 Corporate West Drive, Lisle, Illinois 60532. Western Asset is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The following three non-U.S. affiliates of Western Asset serve as investment managers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore, Reg. No. 200007692R, 1 George Street #23-01, Singapore 049145, Western Asset Management Company Limited in London, 10 Exchange Square, Primrose Street, London, England EC2A 2EC and Western Asset Management Company Ltd in Japan, 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. Western Asset's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Managers, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

          Information regarding the executive officers of the Fund, including their ages as of February 1, 2010 and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                    TERM OF                                      SHARES OF THE
                  POSITION(S)      OFFICE AND                                   FUND BENEFICIALLY
                    HELD           LENGTH OF       PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND AGE      WITH FUND       TIME SERVED(1)   DURING THE PAST 5 YEARS      FEBRUARY 1, 2010
-------------------------------------------------------------------------------------------------
R. Jay Gerken     Trustee and      Served since   See "Election of Class III         2,184
58                President        March 2007     Trustees" above.

Charles A.        Vice             Served since   General Counsel of Western         None
Ruys de Perez     President        March 2007     Asset Management Company
52                                                (2007-present). Formerly:
                                                  Chief Compliance Officer,
                                                  Putnam Investments
                                                  (2004 -2007); Managing
                                                  Director and Senior
                                                  Counsel of Putnam
                                                  Investments
                                                  (2001-2004).

Frances M.        Treasurer and    Served since   Director of Legg Mason;            None
Guggino           Principal        May 2009       Chief Financial Officer
53                Financial and                   and Treasurer of certain
                  Accounting                      mutual funds associated
55 Water Street   Officer                         with Legg Mason;
New York, NY                                      formerly, Controller of
10041                                             certain mutual funds
                                                  associated with Citigroup
                                                  Asset Management
                                                  ("CAM") (1999-2004).

Steven M. Hill    Assistant        Served since   Senior Managing Director           None
45                Treasurer        May 2004       of Claymore Advisors,
                                                  LLC and Claymore
2455 Corporate                                    Securities, Inc. (2005-
West Drive                                        present); Chief Financial
Lisle, IL 60532                                   Officer of Claymore
                                                  Group Inc. (2005-2006);
                                                  Managing Director of
                                                  Claymore Advisors,
                                                  LLC and Claymore
                                                  Securities, Inc. (2003-2005);
                                                  Chief Financial and
                                                  Accounting Officer and
                                                  Treasurer or Assistant
                                                  Treasurer of certain
                                                  closed-end investment
                                                  companies in the Claymore
                                                  fund complex; Treasurer
                                                  of Henderson Global
                                                  Funds and Operations
                                                  Manager for Henderson
                                                  Global Investors
                                                  (North America)
                                                  Inc. (2002- 2003).

                                     TERM OF                                      SHARES OF THE
                  POSITION(S)       OFFICE AND                                   FUND BENEFICIALLY
                    HELD            LENGTH OF       PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND AGE      WITH FUND        TIME SERVED(1)   DURING THE PAST 5 YEARS      FEBRUARY 1, 2010
------------------------------------------------------------------------------------------------------
Susan C. Curry    Assistant        Served since   Director of Tax--Mutual            None
43                Treasurer        February 2007  Funds, Legg Mason & Co.
                                                  (2005- present); Director
125 Broad St.                                     of Tax-- Mutual Funds,
New York, NY                                      Citigroup (2004- 2005);
10004                                             Assistant Treasurer,
                                                  Western Asset Funds, Inc.,
                                                  Western Asset Income Fund,
                                                  Western Asset Premier Bond
                                                  Fund, Western Asset/
                                                  Claymore Inflation-Linked
                                                  Securities & Income
                                                  Fund (2007-present);
                                                  Partner, Deloitte &
                                                  Touche (1990-2004).

Erin K. Morris    Assistant        Served since   Vice President and                 None
43                Treasurer        January 2004   Manager, Global Funds
                                                  Administration, Legg
100 International                                 Mason & Co.
Drive                                             (2005-present); Assistant
Baltimore, MD                                     Vice President and
21202                                             Manager of Legg Mason
                                                  Wood Walker, Incorporated
                                                  (2002-2005); Treasurer of
                                                  Western Asset Income Fund,
                                                  Western Asset Funds, Inc.
                                                  and Western Asset Premier
                                                  Bond Fund (2006- present);
                                                  Assistant Treasurer, Legg
                                                  Mason Partners Fund fixed
                                                  income complex
                                                  (2007-present). Western
                                                  Asset/Claymore Inflation-
                                                  Linked Securities & Income
                                                  Fund (2003-present).
                                                  Western Asset/Claymore
                                                  Inflation-Linked
                                                  Securities & Income
                                                  Fund (2004-present);
                                                  Formerly Assistant
                                                  Treasurer, Western Asset
                                                  Income Fund, Western
                                                  Asset Funds, Inc.,
                                                  Western Asset Premier
                                                  Bond Fund, Legg Mason
                                                  Income Trust, Inc. and
                                                  Legg Mason Tax-Free
                                                  Income Fund (2001-2006).

                                     TERM OF                                      SHARES OF THE
                  POSITION(S)       OFFICE AND                                   FUND BENEFICIALLY
                    HELD            LENGTH OF       PRINCIPAL OCCUPATION(S)         OWNED ON
NAME AND AGE      WITH FUND        TIME SERVED(1)   DURING THE PAST 5 YEARS      FEBRUARY 1, 2010
-----------------------------------------------------------------------------------------------------------
Todd F. Kuehl     Chief            Served since   Vice President, Legg               None
40                Compliance       February 2007  Mason & Co. (2006-
                  Officer                         present); Chief
100 Light Street                                  Compliance Officer of
Baltimore, MD                                     Western Asset/Claymore
21202                                             Inflation-Linked
                                                  Securities & Income
                                                  Fund, Western Asset
                                                  Income Fund, Western
                                                  Asset Premier Bond
                                                  Fund, Western Asset
                                                  Funds, Inc. (2007-
                                                  present) and Barrett
                                                  Growth Fund and
                                                  Barrett Opportunity
                                                  Fund (2006-present);
                                                  Branch Chief, Division
                                                  of Investment
                                                  Management, U.S.
                                                  Securities and Exchange
                                                  Commission (2002-2006).

Melissa J. Nguyen Secretary        Served since   Vice President and                 None
31                                 February 2006  Assistant General
                                                  Counsel of Claymore
2455 Corporate                                    Group Inc. (2005-
West Drive                                        present); Secretary of
Lisle, IL 60532                                   certain funds in the
                                                  Claymore fund complex
                                                  (2006- present). Formerly,
                                                  Associate, Vedder Price
                                                  P.C. (2003-2005).

Mark E. Mathiasen Assistant        Served since   Vice President and                 None
31                Secretary        May 2007.      Assistant General
                                                  Counsel of Claymore
2455 Corporate                                    Group Inc. (2007 to
West Drive                                        present). Secretary of
Lisle, IL 60532                                   certain funds in the
                                                  Claymore fund complex.
                                                  Previously, Law Clerk for
                                                  the Idaho State Courts
                                                  (2003-2007).

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.


                 SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

          It is currently anticipated that the Fund's next annual meeting of shareholders will be held in May 2011. Proposals that shareholders wish to present to the 2011 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be delivered to the Secretary of the Fund not less than 120 days prior to April 16, 2011 (i.e., on or before December 17, 2010.

          Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2011 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund not less than 45 days nor more than 60 days, prior to April 16, 2011 (i.e., no earlier than February 15, 2011 and no later than March 2, 2011).

          The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

                          SHARE OWNERSHIP INFORMATION

          As of March 1, 2010, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund. As of April 1, 2010, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,160,625 Shares (representing approximately 99.96% of the outstanding Shares). Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of April 1, 2010, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding Shares.

            SHAREHOLDER NAME AND ADDRESS             SHARE HOLDINGS   PERCENTAGE OWNED
Cascade Investment, L.L.C. and William H. Gates III     6,062,439                 9.9%
(as sole member of Cascade Investment, L.L.C.)(1)(2)
Cascade Investment, L.L.C. -2365 Carillon Point,
Kirkland, WA 98033
William H. Gates III -- One Microsoft Way,
Redmond, WA 98052

Wells Fargo & Company(3)                                4,504,362                7.36%
420 Montgomery Street, San Francisco, CA 94163

First Trust Portfolios L.P.(4)                          3,988,563                 6.5%
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

(1) Based on information obtained from a Schedule 13D filed with the Securities and Exchange Commission on May 1, 2009.

(2) Mr. Larson is the Business Manager of Cascade Investment, L.L.C. and has voting and investment power with respect to the Shares held by Cascade Investment, L.L.C, but disclaims any beneficial ownership of the Shares beneficially owned by Cascade Investment, L.L.C. and Mr. Gates.

(3) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2010.

(4) Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 1, 2010.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund's officers and Trustees, the Investment Adviser, the Investment Managers, certain affiliates of the Investment Adviser and Investment Managers, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2009, all such filing requirements were met with respect to the Fund.

                         ANNUAL REPORT TO SHAREHOLDERS

          The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2009 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 1-866-486-2228.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2010, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

          The following table presents fees billed in each of the Fund's last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers
LLP:

                          Audit  Audit-Related
Fiscal year ended          Fees           Fees   Tax Fees  All Other Fees
-----------------    ----------  -------------  ---------  --------------
December 31, 2008       $30,000             $0     $4,000              $0
December 31, 2009       $31,500             $0     $4,000              $0

          "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

          "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years.

          "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

          "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

          For the Fund's fiscal years ended December 31, 2008 and December 31, 2009, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $20,000 and $0, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

          Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph
(c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

          PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2008 and December 31, 2009.

          The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

          In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

          The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                               By Order of the Board of Trustees

                                                /s/ Melissa J. Nguyen, Secretary

April 14, 2010

                                                                       EXHIBIT A

             WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES
                                 & INCOME FUND

                            AUDIT COMMITTEE CHARTER

                        REVISED AS OF FEBRUARY 22, 2010

          The Board of Trustees (the "Board") of Western Asset/Claymore Securities & Income Fund and Western Asset/Claymore Opportunities & Income Fund (each a "Fund" and, collectively, the "Funds") has adopted this Charter to govern the activities of the Audit Committee of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

          The Audit Committee of the Board shall be comprised entirely of "independent" Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

     The purposes of the Audit Committee shall be:

     (a) to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

     (b) to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

     (c) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     (d) to act as a liaison between the Fund's independent auditors and the full Board; and

     (e) to oversee the preparation of the report required by Item 407(d)(3)(i) of Regulation S-K to be included in the proxy statement of the Fund if the proxy statement relates to the election of Trustees of the Fund.


          To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

     (a) be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

     (b) consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

     (c) meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of Claymore Advisors, LLC, Western Asset Management Company, Western Asset Management Company Limited, Western Asset Management Company Ltd. and Western Asset Management Company Pte. Ltd. (each a "Manager"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

     (d) review and discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

     (e) review and discuss with management the Fund's semi-annual financial statements, including, any narrative discussion by management concerning the Fund's financial condition and investment performance.

     (f) review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

     (g) consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

     (h) pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

     (i) establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

     (j) if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

     (k) obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

     (l) review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     (m) discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     (n) discuss with management its guidelines and policies with respect to risk assessment and risk management.

     (o) review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

     (p)  report its activities to the full Board on a regular basis.


          The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

          The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

          At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Manager as circumstances warrant.

          The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

          Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Manager(s) or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Manager(s) to maintain appropriate systems for accounting and internal control;

the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

          The Audit Committee shall assess its own performance at least annually.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             WESTERN ASSET/CLAYMORE
                  INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                  MAY 25, 2010

                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States          ------------------ --------------
or 1-718-921-8500 from foreign countries from any touch-tone telephone and               COMPANY NUMBER
follow the instructions. Have your proxy card available when you call and use           ------------------ --------------
the Company Number and Account Number shown on your proxy card.                          ACCOUNT NUMBER
                                                                                        ------------------ --------------
Vote by phone until 11:59 PM EST the day before the meeting.
                                                                                        ------------------ --------------
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

--------------------------------------------------------------------------------
 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at
             http://www.materials.proxyvote.com/Claymore2010WIW.pdf
--------------------------------------------------------------------------------

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20200000000000000000 6                                                    052510

--------------------------------------------------------------------------------
   THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE     [x]
--------------------------------------------------------------------------------

1. ELECTION OF CLASS III TRUSTEES:

                      NOMINEES:
[ ]  FOR ALL          O Ronald E. Toupin,     Class III         In their discretion, the proxies are authorized to vote upon such
     NOMINEES           Jr.                   Trustee           other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. This proxy when
                                              Class III         properly executed will be voted as directed herein by the
                      O R. Jay Gerken         Trustee           undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL
                                                                BE VOTED FOR ALL NOMINEES IN PROPOSAL 1.
[ ]  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)



 INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), ------------- mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  O

--------------------------------------------------------------------------------
To change the address on your account, please check the box at
right and indicate your new address in the address space above.         [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


                  -------------------------------     ------------                 --------------------------------     ------------
Signature of                                                       Signature of
Shareholder                                      Date:             Shareholder                                     Date:
                  -------------------------------     ------------                 --------------------------------     ------------


NOTE: Please sign exactly as your name or names appear on this Proxy. When signing as executor, guardian, please shares are held jointly, each holder should sign. administrator, attorney, trustee Whenor give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 25, 2010.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

                                                                               0

                     WESTERN ASSET/CLAYMORE INFLATION-LINKED

                           OPPORTUNITIES & INCOME FUND

                                  COMMON SHARES

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 25, 2010

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

AS AN ALTERNATIVE TO COMPLETING THIS FORM, YOU MAY ENTER YOUR VOTE INSTRUCTION BY TELEPHONE AT 1-800-PROXIES, AND FOLLOW THE SIMPLE INSTRUCTIONS. USE THE COMPANY NUMBER AND ACCOUNT NUMBER SHOWN ON YOUR PROXY CARD.

     The undersigned hereby appoints R. Jay Gerken, Melissa J. Nguyen and Kevin
M. Robinson, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 25, 2010, at 2:30 p.m., Central time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares of the Fund subject hereto.


            (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)              14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             WESTERN ASSET/CLAYMORE
                  INFLATION-LINKED OPPORTUNITIES & INCOME FUND

                                  MAY 25, 2010





               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               --------------------------------------------------
              The Notice of Meeting, proxy statement and proxy card are available at http://www.materials.proxyvote.com/Claymore2010WIW.pdf

                           Please sign, date and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

20200000000000000000 6                                                    052510

--------------------------------------------------------------------------------
  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE        [x]
--------------------------------------------------------------------------------

1. ELECTION OF CLASS III TRUSTEES:

                      NOMINEES:

[ ]  FOR ALL          O Ronald E. Toupin,     Class III                 In their discretion, the proxies are authorized to vote upon
     NOMINEES           Jr.                   Trustee                   such other business as may properly come before the Annual
                                                                        Meeting or any adjournment(s) or postponement(s) thereof.
                                              Class III                 This proxy when properly executed will be voted as directed
                      O R. Jay Gerken         Trustee                   herein by the undersigned shareholder. IF NO DIRECTION IS
                                                                        MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL
[ ]  WITHHOLD AUTHORITY                                                 1.
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)


 INSTRUCTIONS:      To withhold authority to vote for any individual nominee(s),
 -------------      mark "FOR ALL EXCEPT" and fill in the circle next to each
                    nominee you wish to withhold, as shown here: O



--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that    [ ]
changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


            ----------------------------------     --------------            ------------------------------------     --------------
Signature of                                                     Signature of
Shareholder                                   Date:              Shareholder                                     Date:
            ----------------------------------     --------------            ------------------------------------     --------------


NOTE: Please sign exactly as your name or names appear on this Proxy. When signing as executor, guardian, please shares are held jointly, each holder should sign. administrator, attorney, trustee Whenor give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.